UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BLUE OWL TECHNOLOGY FINANCE CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

-	Re: Vote now! Blue Owl Technology Finance Corp. Annual Meeting

-	Re: PLEASE VOTE! Blue Owl Technology Finance Corp. Annual Meeting

-	Re: REMINDER: Your OTF shares still need to be voted for the Annual Meeting

-	Re: VOTE NOW! Blue Owl Technology Finance Corp. is still seeking investor votes on important proposals

-	Re: OTF - We Need Your Vote – One Week Left!

-	Re: OTF - Last Day to Vote Your Shares, We Need Your Vote!

BLUE OWL
Technology Finance Corp.

Be the vote that counts.

Proposal(s)

BLUE OWL TECHNOLOGY

FINANCE CORP.

2026 Annual Meeting

June 25, 2026

VOTE NOW

Why Should I Vote?

As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

Important Information

For holders as of March 27, 2026

Vote Common Shares by: June 24, 2026	Control Number: 0123456789012345

This email represents the following share(s):

BLUE OWL TECHNOLOGY FINANCE	123,456,789,012.00000
BLUE OWL TECHNOLOGY FINANCE CORP.	123,456,789,012.00000
BLUE OWL TECHNOLOGY FINANCE CORP.	123,456,789,012.00000
BLUE OWL TECHNOLOGY FINANCE CORP.	123,456,789,012.00000
BLUE OWL TECHNOLOGY FINANCE CORP.	123,456,789,012.00000
BLUE OWL TECHNOLOGY FINANCE CORP.	123,456,789,012.00000

View documents:

Form 10-K | Notice of Meeting and Proxy Statement |

© 2026 Broadridge Financial Solutions Inc.

P.O. Box 1310, Brentwood, NY 11717

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All other registered marks belong to their respective owners.

Email Settings | Terms and Conditions | Privacy Statement

Let's vote on it.

Let your proxy vote be heard.

BLUE OWL
Technology Finance Corp.

Your vote matters.

We've made it easy,
so take two minutes right now
on any device you prefer.

Go to proxyvote.com

P48074-EPB

Blue Owl Technology Finance Corp.

Your vote is very important. Please vote your shares today.

BLUE OWL
Technology Finance Corp.

The annual shareholder meeting will be held on June 25, 2026. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail.

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number.

If you have any questions or need assistance, please call (844) 264-6051.

0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.

Four ways to vote:

ONLINE

PHONE

WITHOUT A PROXY CARD
Call 1-844-264-6051 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

QR CODE

WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the Proxy Card/VIF enclosed.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

Let’s vote on it.

Let your proxy vote be heard.

BLUE OWL
Technology Finance Corp.

Your vote matters.

We’ve made it easy,
so take two minutes right now
on any device you prefer.

Go to proxyvote.com

P48074-EPN

Why am I receiving this Notice of Internet Availability?

The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice.

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get Informed Before You Vote section of the Notice

Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?

Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section.

For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.

Solicitation Script (Inbound and Outbound)

CLIENT NAME: Blue Owl Technology Finance Corp.

MEETING DATE: 6/25/26

DEDICATED TOLL-FREE NUMBER: 844-264-6051

INBOUND GREETING:

Thank you for calling the Broadridge Proxy Services Center for the Blue Owl Technology Finance Corp. My name is <Agent’s Name>. How may I assist you today?

GENERAL OUTBOUND GREETING:

Hello, may I please speak with <full name as it appears on registration>?

My name is <Agent’s Name> and I am calling on a recorded line regarding your investment in Blue Owl Technology Finance Corp. Materials were sent to you for the upcoming meeting of shareholders scheduled for June 25th, 2026. Have you received proxy materials?

ADJOURNMENT OUTBOUND GREETING:

Hello, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello, <Shareholder’s First Name>, my name is <Agent’s Name> and I am calling on a recorded line regarding your investment in Blue Owl Technology Finance Corp. Due to the lack of shareholder participation, the annual Meeting of shareholders has been adjourned to <date/time>. Have you received proxy materials? <move to Voting>

IF SHAREHOLDER RECEIVED MATERIALS AND/OR WANTS TO VOTE:

Sure, I can help you with that. Your Board has recommended a vote IN FAVOR of the proposals. Would you like to vote along with the recommendations of the Board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside at <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 844-264-6051.

Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD:

Would you like me to review the proposals with you? <After review, ask them if they would like to vote now over the phone>.

© 2026 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com
CONFIDENTIAL INFORMATION

IF NOT RECEIVED/REQUESTING MATERIALS TO BE RE-MAILED:

I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone.

AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE:

Your Board recommends that you vote “FOR” the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

IF THEY DON’T WANT PROPOSALS REVIEWED OR IF NOT INTERESTED:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 844-264-6051.

VOTING (ANY VOTE NEEDED):

Your Board has recommended a vote “FOR” the proposals, or you may choose to vote Against or Abstain and help the company reach quorum. How would you like to vote on your accounts today?

And this (for/against/abstain) vote will be for all of your accounts accordingly?

REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

ANSWERING MACHINE MESSAGE (LIVE AND RECORDED):

Hello, my name is <Agent’s Name> and I am a voting specialist calling in regards to your investment with Blue Owl Technology Finance Corp. You should have received proxy material electronically or in the mail concerning the Meeting of Shareholders to be held on June 25th, 2026.

Your vote is very important. Please note there are several ways to return your vote, which are provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 844-264-6051 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Thank you for your prompt attention to this matter.

© 2026 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com
CONFIDENTIAL INFORMATION

PRE-RECORDED MESSAGES – CANNOT BE UPDATED

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. This call may be monitored and recorded for training purposes.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your investment professional. Thank you.

Call Center Hours of Operation:

Monday through Friday, 9AM to 10PM Eastern Time (ET).

© 2026 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com
CONFIDENTIAL INFORMATION

Through our registered products, we provide access to our Credit platform.

Business development companies

PUBLIC

OBDC

Blue Owl Capital Corporation

Learn more

PUBLIC

OTF

Blue Owl Technology Finance Corp.

Learn more

NON-TRADED

OCIC

Blue Owl Credit Income Corp.

Learn more

NON-TRADED

OTIC

Blue Owl Technology Income Corp.

Learn more

NON-TRADED

OBDC II

Blue Owl Capital Corporation II

Learn more

2026 BDC Annual Meetings

If you are an investor in any of our BDCs, you should have recently received proxy materials electronically or in the mail.

Learn More →

I also wanted to make you aware that our annual meeting is approaching. If you were a shareholder of record as of March 27, 2026, you are eligible to vote at the meeting.

You can submit your vote at your convenience by going to www.proxyvote.com or by calling 1-800-690-6903 and providing the control number included in the email or proxy card you should have received. We encourage shareholders to vote in favor of the proposals described in the materials, consistent with our Board’s recommendation.

Proxy solicitation costs are borne by us and our shareholders, and these costs can be substantial. Voting now helps us manage these costs and avoid unnecessary outreach. Your participation in our annual meeting is extremely important to us no matter how many shares you own.

—

Thank you for calling the Owl Line. As a reminder, Blue Owl’s BDCs have upcoming annual meetings and we encourage investors to vote their shares in these meetings by contacting Broadridge, our proxy solicitor, at 1-800-690-6903 with your control number.

—

I also wanted to make you aware that our annual meeting is approaching. Your participation in this meeting is important to us. Proxy solicitation costs are borne by us and our shareholders, and these costs can be substantial. Voting now helps us manage these costs. Can I pass you along to someone who can collect your vote?

Phone numbers by BDC:

(866) 923-3959	Blue Owl Credit Income Corp.
(844) 242-9917	Blue Owl Technology Income Corp.
(844) 264-6051	Blue Owl Technology Finance Corp.
(844) 302-0192	Blue Owl Capital Corporation II
(844) 302-0195	Blue Owl Capital Corp.

We wanted to make you aware that proxy materials for this year’s BDC annual meetings were sent to all shareholders over the past week

This year’s agendas include the following proposals:

•	Proposal 1: To re-elect two board members, Eric Kaye and Victor Woolridge, for 3-year terms

•	Proposal 2: To ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026

The Board of Directors of each of the BDCs unanimously recommends investors vote FOR both proposals.

Please encourage shareholders of record as of March 27, 2026 to vote as soon as possible by going to www.proxyvote.com or by calling 1-800-690-6903 and providing the control number which is listed in the email or proxy card they received.

Proxy solicitation costs are borne by us and our shareholders, and these costs can be substantial. Voting as soon as possible helps us manage these costs and avoid unnecessary outreach. Our proxy solicitation firms will be sending email reminders and making outbound calls to unvoted BDC shareholders based on participation. We want to highlight for your clients that once a shareholder’s vote is recorded, there will be no further solicitation.

Proxy materials for each of our BDCs can be found here:

Blue Owl Capital Corporation

Blue Owl Capital Corporation II

Blue Owl Technology Finance Corp.

Blue Owl Credit Income Corp.

Blue Owl Technology Income Corp.

Please reach out to your Blue Owl representative with any questions.

Copyright© Blue Owl Capital Inc. 2026. All rights reserved.

Our Mailing Address is:

Blue Owl Capital

399 Park Ave 38th Floor

New York, New York 10022

2026 OTF Annual Meeting

Proxy materials for our annual meeting were recently filed with the SEC. If you are an investor in Blue Owl Technology Finance Corp. (NYSE: OTF), you should have recently received proxy materials electronically or in the mail.[1]

Please click the link below to read our proxy materials.

OTF Proxy Materials

1. You must be a shareholder of record as of the close of business on March 27, 2026 to vote. The meeting is scheduled for June 25, 2026.

Continue →

Our differentiated positioning

Subject: 2026 OTF Annual Meeting

Hi XX,

I hope you’re doing well.

I am reaching out to see whether you or someone on your team would like to speak with our management team prior to our June 25th annual meeting. We would welcome the opportunity to walk through our proxy statement, address any questions you may have, and hear your perspective.

If you would like to speak before casting your vote, please let me know when works for your schedule.

All the best,

XX

—

Subject: Upcoming OTF Annual Meeting

Hi XX,

I hope you’re well.

I wanted to make sure you received the proxy materials for our upcoming annual meetings which we distributed a few weeks ago, and check in on whether you had any questions about the proposals on the ballot since we have not received your vote. I’ve included a copy of the proxy materials for Blue Owl Technology Finance Corp. here for your convenience.

By way of background, there are two proposals on the ballot this year:

•	Proposal 1: To re-elect two board members, Eric Kaye and Victor Woolridge, for 3-year terms

•	Proposal 2: To ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026

We’d very much appreciate your vote for these proposals in line with our Board’s recommendations. Your shares can be voted by visiting www.proxyvote.com and entering your control number below and the control number provided on the proxy materials you received.

If you have any questions about the proposals or how to vote, please let us know and we would be happy to help.

Thank you for your support,

XX

Subject: RE: 2026 OTF Annual Meeting

Hi XX,

I wanted to follow up on my earlier note since I noticed we haven’t received your vote yet.

You can view our 2026 proxy statement here and there are 2 items on this year’s ballot:

•	Proposal 1: To re-elect two board members, Eric Kaye and Victor Woolridge, for 3-year terms

•	Proposal 2: To ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026

You can vote by going to www.proxyvote.com or by calling 844-264-6051 and providing the control number below and the control number listed in the email or proxy card you received.

We very much appreciate your support!

XX

Blue Owl Technology Finance Corp.

2026 Annual Meeting of Shareholders – Proxy Notification

Dear shareholder,

Your vote is very important!

Over the past few weeks, you should have received proxy materials for the Blue Owl Technology Finance Corp. (OTF) 2026 annual meeting of shareholders, which will be held virtually on June 25, 2026 at 9:30 a.m. ET. Your vote is extremely important, regardless of the number of shares you own. We urge you to vote as soon as possible to ensure the meeting’s success and to avoid additional costs borne by OTF and its shareholders.

We also want to advise you that the proxy materials received by certain shareholders could have included (i) if received by mail, a proxy statement with multiple voting ballots, or (ii) if received by e-mail, multiple emails at or around the same time. This is not an error; you should vote each and every voting ballot or click in the hyperlink for voting within each and every e-mail received in order to vote all of your shares. If you continue to receive additional mailings or e-mails from OTF requesting your vote, you have unfortunately not voted all of your shares.

The OTF Board of Directors unanimously recommends that OTF shareholders vote FOR the proposals described in the proxy statement.

You can vote online by inputting the below control number(s) and any other control numbers you may have received at www.proxyvote.com. Voting early and online will help reduce costs and avoid unnecessary outreach to secure your vote.

Account Name	Number of Shares	Control Number
XXXXX	XXXXX	XXXXXX

Should you wish to vote over the phone, have additional questions about how to vote your shares or require assistance voting your shares, please call OTF’s proxy solicitor, Broadridge, at 1-844-264-6051 Monday to Friday between 9:00 a.m. to 10:00 p.m. ET.

Thank you for your continued support of OTF.

Sincerely,

Craig W. Packer

<<White Text Placeholder>>

Any questions?

Email: ServiceDesk@blueowl.com

Blue Owl Technology Finance Corp.
2026 Annual Meeting of Shareholders
Time is running out. Vote your shares TODAY
Takes 1 Minute to Vote
Once your vote is recorded, no further solicitation will occur.
As a reminder, the proxy materials for the Blue Owl Technology Finance Corp. (“OTF”) 2026 annual meeting of shareholders were filed on April 1, 2026. The meeting will be held on June 25, 2026, and will require your vote.
The proposals below are on the ballot at the meeting.
To re-elect two board members, Eric Kaye and Victor Woolridge, for 3-year terms
To ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026
The OTF Board of Directors unanimously recommends that OTF shareholders vote FOR the proposals described in the proxy statement.
We also want to advise you that the proxy materials received by certain shareholders may include (i) if received by mail, a proxy statement with multiple voting ballots, or (ii) if received by e-mail, multiple e-mails at or around the same time. This is not an error and is solely due to OTF’s NYSE listing on June 12, 2025.
If you have received multiple ballots or multiple e-mails at or around the same time, you should vote each and every voting ballot or click the hyperlink for voting within each and every e-mail received in order to vote all of your shares. If you continue to receive additional mailings or e-mails from OTF requesting your vote, you have not voted all of your shares.
To vote, please follow the instructions below using your control number(s) below and any other control numbers you may have received:
Your Control Number(s):
ONLINE
WWW.PROXYVOTE.COM
Please have your Control Number in hand when
accessing the website. There are easy-to-follow
directions to help you complete the electronic
voting instruction form.
PHONE
Call 1-800-690-6903
Use any touch-tone telephone to transmit your
voting instructions up until 11:59 p.m. Eastern Time
on June 24, 2026. Have your proxy card in hand
when you call and then follow the instructions.
Your vote is important, no matter how many shares you own. Voting today will help us reduce costs and avoid unnecessary outreach. If you have additional questions about how to vote your shares or need assistance voting your shares, please call
OTF’s proxy solicitor: Broadridge at 1-844-264-6051. In the event you have any further questions, please reach out to
ServiceDesk@blueowl.com.
Thank you for your continued support. 1